Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jeffrey R. Geygan, the Interim Chief Executive Officer of Rocky Mountain Chocolate Factory, Inc. (the “Company”), hereby certify, that, to my knowledge:

(1)
The Quarterly Report on Form 10-Q for the period ended November 30, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2025	By:	/s/ Jeffrey R. Geygan
Jeffrey R. Geygan, Interim Chief Executive Officer
(Principal Executive Officer)